VIRTUS KAR Small-Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—96.8%
Consumer Discretionary—18.7%
Bright Horizons Family Solutions, Inc.(1)	397,745	$ 37,483
Choice Hotels International, Inc.	306,210	34,694
Pool Corp.	192,348	76,691
Rollins, Inc.	1,195,273	52,198
SiteOne Landscape Supply, Inc.(1)	279,792	45,466
Thor Industries, Inc.	544,635	64,403
		310,935

Financials—12.2%
Berkley (W.R.) Corp.	782,248	55,321
Interactive Brokers Group, Inc. Class A	487,996	40,455
Jack Henry & Associates, Inc.	312,806	51,116
LPL Financial Holdings, Inc.	251,645	57,279
		204,171

Health Care—10.4%
Charles River Laboratories International, Inc.(1)	250,537	59,227
Chemed Corp.	74,022	43,284
Cooper Cos., Inc. (The)	187,534	70,971
		173,482

Industrials—29.2%
Allegion plc	366,978	46,492
Equifax, Inc.	238,719	59,033
Exponent, Inc.	489,741	43,117
Fair Isaac Corp.(1)	37,248	43,357
Lennox International, Inc.	159,939	71,576
Nordson Corp.	254,263	67,166
Saia, Inc.(1)	106,752	46,781
Watsco, Inc.	140,157	60,053
Zurn Elkay Water Solutions Corp.	1,637,519	48,159
		485,734

	Shares	Value

Information Technology—24.4%
ANSYS, Inc.(1)	178,700	$ 64,847
Aspen Technology, Inc.(1)	243,080	53,514
Bentley Systems, Inc. Class B	1,592,089	83,075
Dolby Laboratories, Inc. Class A	580,694	50,044
Teledyne Technologies, Inc.(1)	105,508	47,087
Teradyne, Inc.	522,221	56,671
Zebra Technologies Corp. Class A(1)	188,818	51,610
		406,848

Materials—1.9%
Scotts Miracle-Gro Co. (The)	489,590	31,211
Total Common Stocks (Identified Cost $1,363,943)		1,612,381

Total Long-Term Investments—96.8% (Identified Cost $1,363,943)		1,612,381

TOTAL INVESTMENTS—96.8% (Identified Cost $1,363,943)		$1,612,381
Other assets and liabilities, net—3.2%		53,666
NET ASSETS—100.0%		$1,666,047

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,612,381	$1,612,381
Total Investments	$1,612,381	$1,612,381
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Schedule of Investments

VIRTUS KAR Small-Mid Cap Core Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2023
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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